UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):    February 22, 2005

Dyadic International, Inc.
(Exact name of registrant as specified in its charter)

Delaware	333-102629	45-0486747
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

140 Intracoastal Pointe Drive, Suite 404 Jupiter, Florida	33477
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (561) 743-8333

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

On February 22, 2005, Mark Emalfarb, Chief Executive Officer of Dyadic International, Inc., served on a panel entitled “Industrial Biotech: Investing in a More Sustainable Future” for the Third Wave 2005 Analyst and Investor Briefing on Industrial Biotechnology hosted by the Biotechnology Industry Organization. Slides used in the presentation by Mark Emalfarb are included herein as an exhibit.

This Report is not deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. This Report will not be deemed an admission as to the materiality of any information in the Report that is required to be disclosed solely by Regulation FD.

Item 9.01 Financial Statements and Exhibits

(c)    Exhibits.

The following exhibits are furnished in accordance with the provisions of Item 601 of Regulation S-B:

Exhibit Number	Description of Exhibit
99.1	Slide Show Presentation

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

DYADIC INTERNATIONAL, INC.

Date: February 22, 2005	By:	/s/ Ratnesh (Ray) Chandra
Name:Ratnesh (Ray) Chandra
Title Vice President, Marketing-Biotechnology Systems

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Index to Exhibits

Exhibit Number	Description of Exhibit
99.1	Slide Show Presentation

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